Exhibit 99.1

BONGIOVANNI & ASSOCIATES, C.P.A.’s
19720 Jetton Road, 3rd Floor
Cornelius, North Carolina 28031 (USA)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
KAT Exploration Inc., Inc.

We have audited the accompanying balance sheets of the Handcamp division of KAT Exploration, Inc. (“The Company”) as of December 31, 2009 and 2008, and the statements of income, stockholders’ equity, and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness for the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Handcamp division of KAT Exploration, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Bongiovanni & Associates
Bongiovanni & Associates
Certified Public Accountants
Cornelius, North Carolina
The United States of America
May 20, 2010

Handcamp Division (A Development Stage Operation)
BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND DECEMBER 31, 2008

	12/31/2009	12/31/2008

ASSETS

CURRENT ASSETS:
Cash	$—	$—

TOTAL CURRENT ASSETS	—	—

TOTAL ASSETS	$—	$—

LIABILITIES AND DIVISION EQUITY

CURRENT LIABILITIES
Accounts payable	$—	$—
Current portion of bank note payable	—	—

TOTAL CURRENT LIABILITIES	—	—

LONG-TERM LIABILITIES
Bank note payable	—	—

TOTAL LONG-TERM LIABILITIES	—	—

DIVISION EQUITY
Additional paid in capital	36,950	—
Deficit accumulated during development stage	(36,950)	—

TOTAL DIVISION EQUITY	—	—

TOTAL LIABILITIES AND DIVISION EQUITY	$—	$—

The accompanying notes are an integral part of these financial statements

Handcamp Division (A Development Stage Operation)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (DECEMBER 5, 2005) AND
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

			Cumulative Amount from Inception (December 5, 2005) to December 31, 2009

	For the Years Ended December 31,
	2009	2008

REVENUES:
Sales	$—	$—	$—
Cost of sales	—	—	—

Gross profit	—	—	—

EXPENSES:
Assay, line cutting and soil samples	—	—	36,950

Total expenses	—	—	36,950

Loss from operations	$—	$—	$(36,950)

Interest expense	—	—	—

Loss before income taxes	—	—	(36,950)

Provision for income taxes	—	—	—

NET LOSS	$—	$—	$(36,950)

The accompanying notes are an integral part of these financial statements

Handcamp Division (A Development Stage Operation)
STATEMENT OF DIVISION EQUITY
FOR THE PERIOD FROM INCEPTION (DECEMBER 5, 2005) AND
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	Additional Paid-in Capital	Retained Deficit

Cumulative net losses since inception (December 5, 2005) through December 31, 2007	$36,950	$(36,950)

Net loss for the year ended December 31, 2008	—	—

Balances, December 31, 2008	$36,950	$(36,950)

Net loss for the year ended December 31, 2009	—	—

Balances, December 31, 2009	$36,950	$(36,950)

The accompanying notes are an integral part of these financial statements

Handcamp Division (A Development Stage Operation)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (DECEMBER 5, 2005) AND
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008	Cumulative Amount from Inception (December 5, 2005) to December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$—	$—	$(36,950)
Adjustments to reconcile net loss to net cash provided by (used in) operations:	—	—	—

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	—	—	(36,950)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	—	—	36,950

NET CASH PROVIDED BY (USED) IN FINANCING ACTIVITIES	—	—	36,950

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—	—

CASH AND CASH EQUIVALENTS,
BEGINNING OF THE PERIOD	—	—	—

END OF THE PERIOD	$—	$—	$—

The accompanying notes are an integral part of these financial statements

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Handcamp is a division of KAT Exploration, Inc. which constitutes a “business” for U.S. Securities and Exchange Commission reporting purposes. KAT Exploration, Inc. is not a mining company, rather it is an exploration company that operates at 1149 Topsail Road, Mount Pearl, NL A1N 5L1. KAT Exploration, Inc. discovers mineral properties and takes the properties out of the ground by later outsourcing the drilling. Handcamp is real estate property located in the South Brook area of the province of Newfoundland and Labrador which is legally owned by the Canadian government. Management believes that there could be an abundance of gold located in this location.

KAT Exploration, Inc. has entered into a Diamond Drilling Contract dated February 24, 2010 in which Cabo Drilling (Atlantic) Corp. will perform certain drilling.

The Handcamp division has not earned any revenue from operations. Accordingly, the division’s activities have been accounted for as those of a “Development Stage Enterprise” as set forth in Financial Accounting Standards Board Statement No. 7 (“SFAS 7”). Among the disclosures required by SFAS 7 are that the division’s financial statements be identified as those of a development stage operation, and that the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the division’s inception.

Basis of Presentation

The financial statements include the accounts of the Handcamp division under the accrual basis of accounting.

Management’s Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the Statements of Cash Flows, the division considers highly liquid investments with an original maturity of three months or less to be cash equivalents.

Comprehensive Income (Loss) - The division adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the division during the period covered in the financial statements.

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets - In accordance with SFAS No. 144, the division reviews and evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, including those noted above, the division compares the assets’ carrying amounts against the estimated undiscounted cash flows to be generated by those assets over their estimated useful lives. If the carrying amounts are greater than the undiscounted cash flows, the fair values of those assets are estimated by discounting the projected cash flows. Any excess of the carrying amounts over the fair values are recorded as impairments in that fiscal period.

Risk and Uncertainties - The division is subject to risks common to companies in the service industry, including, but not limited to, litigation, development of new technological innovations and dependence on key personnel.

Advertising Costs - Advertising costs are expensed as incurred. The division does not incur any direct-response advertising costs.

Recent Accounting Pronouncements - The division has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

FASB Accounting Standards Codification

(Accounting Standards Update (“ASU”) 2009-01)

In June 2009, FASB approved the FASB Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized online database. The Codification is effective for interim or annual periods ending after September 15, 2009, and impacts the division’s financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of the division’s financial statements or disclosures as a result of implementing the Codification during the year ended December 31, 2009.

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON) NOTES TO FINANCIAL STATEMENTS For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (cont.) - As a result of the division’s implementation of the Codification during the fiscal year ended December 31, 2009, previous references to new accounting standards and literature are no longer applicable. In the current annual consolidated financial statements, the division will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

Subsequent Events

(Included in Accounting Standards Codification (“ASC”) 855 “Subsequent Events”, previously SFAS No. 165 “Subsequent Events”)

SFAS No. 165 established general standards of accounting for and disclosure of events that occur after the balance sheet date, but before the consolidated financial statements are issued or available to be issued (“subsequent events”). An entity is required to disclose the date through which subsequent events have been evaluated and the basis for that date. For public entities, this is the date the financial statements are issued. SFAS No. 165 does not apply to subsequent events or transactions that are within the scope of other GAAP and did not result in significant changes in the subsequent events reported by the division. SFAS No. 165 became effective for interim or annual periods ending after June 15, 2009 and did not impact the division’s financial statements. The division evaluated for subsequent events through the issuance date of the division’s financial statements. No recognized or non-recognized subsequent events were noted.

Determination of the Useful Life of Intangible Assets

(Included in ASC 350 “Intangibles — Goodwill and Other”, previously FSP SFAS No. 142-3 “Determination of the Useful Lives of Intangible Assets”)

FSP SFAS No. 142-3 amended the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under previously issued goodwill and intangible assets topics. This change was intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset under topics related to business combinations and other GAAP. The requirement for determining useful lives must be applied prospectively to intangible assets acquired after the effective date and the disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. FSP SFAS No. 142-3 became effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The adoption of FSP SFAS No. 142-3 did not impact the division’s financial statements.

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON) NOTES TO FINANCIAL STATEMENTS For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (cont.) –

Noncontrolling Interests
(Included in ASC 810 “Consolidation”, previously SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51”)

SFAS No. 160 changed the accounting and reporting for minority interests such that they will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS No. 160 became effective for fiscal years beginning after December 15, 2008 with early application prohibited. The division implemented SFAS No. 160 at the start of fiscal 2009 and no longer records an intangible asset when the purchase price of a noncontrolling interest exceeds the book value at the time of buyout. The adoption of SFAS No. 160 did not have any other material impact on the division’s financial statements.

Consolidation of Variable Interest Entities — Amended
(To be included in ASC 810 “Consolidation”, SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)”)

SFAS No. 167 amends FASB Interpretation No. 46(R) “Consolidation of Variable Interest Entities regarding certain guidance for determining whether an entity is a variable interest entity and modifies the methods allowed for determining the primary beneficiary of a variable interest entity. The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS No. 167 is effective for the first annual reporting period beginning after November 15, 2009, with earlier adoption prohibited. The division will adopt SFAS No. 167 in fiscal 2010 and does not anticipate any material impact on the division’s financial statements.

NOTE 2	SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2009 and 2008 are summarized as follows:

Cash paid during the period for interest and income taxes:

	2009	2008
Income Taxes	$—	$—
Interest	$2,311	$—

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON) NOTES TO FINANCIAL STATEMENTS For the Years Ended December 31, 2010 and 2009

NOTE 3	GOING CONCERN AND UNCERTAINTY

The Handcamp division has suffered recurring losses from operations since inception. In addition, the Handcamp division has yet to generate an internal cash flow from its business operations. These factors raise substantial doubt as to the ability of the Handcamp division to continue as a going concern.

Management’s plans with regard to these matters encompass the following actions: 1) obtain funding from new investors to alleviate the division’s working deficiency, and 2) implement a plan to generate sales. The division’s continued existence is dependent upon its ability to resolve it liquidity problems and increase profitability in its current business operations. However, the outcome of management’s plans cannot be ascertained with any degree of certainty. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties.

NOTE 4	DEVELOPMENT STAGE RISK

Since its inception, the division has been dependent upon the receipt of capital investment to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the division’s business plan will be successfully executed. Our ability to execute our business plan will depend on our ability to obtain additional financing and achieve a profitable level of operations. There can be no assurance that sufficient financing will be obtained. Further, we cannot give any assurance that we will generate substantial revenues or that our business operations will prove to be profitable.

NOTE 5	SUBSEQUENT EVENT

KAT Exploration, Inc. has entered into a Diamond Drilling Contract dated February 24, 2010 in which Cabo Drilling (Atlantic) Corp. certain drilling at the Handcamp property. The contract covers various rates, which in the opinion of management represent market value rates, for mobilization and demobilization, overburden penetration (pipe and casing), core drilling, surveys and tests, etc. A security deposit of $10,000 is to be made prior to commencement of mobilization according to the contract.